UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2007
GERBER SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Connecticut (State or other jurisdiction of incorporation)	1-5865 (Commission File Number)	06-0640743 (IRS Employer Identification No.)

83 Gerber Road West South Windsor, Connecticu (Address of principal executive offices)	06074 (Zip Code)
Registrant’s telephone number, including area code: (860) 644-1551
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     As reported in the Company’s current report on Form 8-K filed on May 11, 2007, Bernard J. Demko has advised the Company of his resignation as Senior Vice President, Gerber Scientific, Inc. and Gerber Scientific Operations. Mr. Demko’s termination of employment will be deemed effective as of July 18, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to report to be signed on its behalf by the undersigned hereunto duly authorized.

GERBER SCIENTIFIC, INC. (Registrant)
Date: July 23, 2007	/s/ William V. Grickis
William V. Grickis
Senior Vice President, General Counsel and Secretary